TAXES ON INCOME	6 Months Ended
Jun. 30, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 11:-	TAXES ON INCOME

The Company’s six months tax provision and estimates of its annual effective tax rate, is subject to variation due to several factors, including variability in pre-tax income (or loss), the mix of jurisdictions to which such income relates, tax law developments, as well as non-deductible expenses, such as share-based compensation, and changes in its valuation allowance. Taxes on income were $2,695 and $1,822 for the six months ended June 30, 2024 and 2023, respectively. Taxes on income for the six months ended June 30, 2024 were primarily related to the Company’s utilization of deferred tax assets in Israel.